                                                                   EXHIBIT 10.03

                                VERISIGN, INC.
                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT



                               November 15, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                      Page
                                                                      ----
1.   Purchase and Sale of Stock......................................... 1

     1.2    Sale and Issuance of Series C Preferred Stock............... 1
     1.2    Closing..................................................... 1

2.   Representations and Warranties of the Company...................... 1

     1.1    Organization; Good Standing; Qualification.................. 2
     1.2    Authorization............................................... 2
     1.3    Valid Issuance of Preferred and Common Stock................ 2
     1.4    Governmental Consents....................................... 3
     1.5    Capitalization and Voting Rights............................ 3
     1.6    Subsidiaries................................................ 4
     1.7    Agreements; Action.......................................... 4
     1.8    Related-Party Transactions.................................. 5
     1.9    Registration Rights......................................... 6
     1.10   Permits..................................................... 6
     1.11   Compliance with Other Instruments........................... 6
     1.12   Litigation.................................................. 6
     1.13   Returns and Complaints...................................... 7
     1.14   Disclosure.................................................. 7
     1.15   Offering.................................................... 7
     1.16   Title to Property and Assets; Leases........................ 7
     1.17   Financial Statements........................................ 8
     1.18   Changes..................................................... 8
     1.19   Patents and Trademarks......................................10
     1.20   Manufacturing and Marketing Rights..........................11
     1.21   Labor Agreements and Actions................................11
     1.22   Proprietary Information and Inventions Agreements...........12
     1.23   Tax Returns, Payments, and Elections........................12
     1.24   Insurance...................................................12
     1.25   Environmental and Safety Laws...............................13
     1.26   Forfeiture..................................................13
     1.27   Minute Books................................................13

2.   Representations, Warranties and Covenants of the Investors.........13

     2.1    Representations and Warranties..............................13

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page ii

     2.2   Covenants...................................................15

     3.     California Commissioner of Corporations...................16

            3.1   Corporate Securities Law............................16

     4.     Conditions of Investor's Obligations at Closing...........16

            4.1   Representations and Warranties......................17
            4.2   Performance.........................................17
            4.3   Compliance Certificate..............................17
            4.4   Qualifications......................................17
            4.5   Opinion of Company Counsel..........................17
            4.6   Investors' Rights Agreement.........................17
            4.7   Stockholders' Agreement.............................17

     5.     Conditions of the Company's Obligations at Closing........17

            5.1   Representations and Warranties......................18
            5.2   Payment of Purchase Price...........................18
            5.3   Qualifications......................................18

     6.     Miscellaneous.............................................18

            6.1   Entire Agreement....................................18
            6.2   Survival of Warranties..............................18
            6.3   Successors and Assigns..............................18
            6.4   Governing Law.......................................18
            6.5   Counterparts........................................19
            6.6   Titles and Subtitles................................19
            6.7   Notices.............................................19
            6.8   Finder's Fee........................................19
            6.9   Expenses............................................19
            6.10  Attorneys' Fees.....................................19
            6.11  Amendments and Waivers..............................20
            6.12  Severability........................................20
            6.13  Aggregation of Stock................................20

                            Schedules and Exhibits
                            ----------------------


SCHEDULE A   -   Schedule of Investors
EXHIBIT A    -   Second Amended and Restated Certificate of Incorporation
EXHIBIT B    -   Amended and Restated Investor's Rights Agreement
EXHIBIT C    -   Amendment No. 2 to Stockholders' Agreement
EXHIBIT D    -   Schedule of Stockholders
EXHIBIT E    -   Form of Legal Opinion

                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------


     THIS SERIES C PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 15th day of November, 1996, by and between VeriSign, Inc., a Delaware corporation (the "Company"), and each of the persons listed on Schedule A hereto, each of which is herein referred to as an "Investor."


     THE PARTIES HEREBY AGREE AS FOLLOWS:

     3.   Purchase and Sale of Stock.
          ---------------------------

          3.1  Sale and Issuance of Series C Preferred Stock.
               ----------------------------------------------

               (a) The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined below) an Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the
                                                            ---------
"Restated Certificate").

               (b) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Closing and the Company agrees to sell and issue to each Investor, severally and not jointly, at the Closing that number of shares of the Company's Series C Preferred Stock set forth opposite each Investor's name on Schedule A hereto at a price of $8.00 per
                                       ----------
share.

          3.2  Closing.  The purchase and sale of the Series C Preferred Stock
               -------
shall take place at the offices of Tomlinson Zisko Morosoli & Maser LLP, 200 Page Mill Road, 2nd Floor, Palo Alto, California, at 11:00 a.m., on November 15, 1996, or at such other time and place as the Company and Investors acquiring in the aggregate more than half the shares of Series C Preferred Stock to be sold pursuant hereto shall mutually agree in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor a certificate representing the shares of Series C Preferred Stock that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer, or such other form of payment as shall be mutually agreed upon by such Investor and the Company.

     4.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to each Investor that, except as set forth on the Schedule of Exceptions attached hereto, specifically identifying the relevant subparagraph(s)

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 2

hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

          4.1  Organization; Good Standing; Qualification.  The Company is a
               ------------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement, that certain Amended and Restated Investors' Rights Agreement dated as of even date herewith the form of which is attached hereto as Exhibit B (the "Investors' Rights Agreement"), that certain Amendment No. 2 to Stockholders' Agreement dated as of even date herewith the form of which is attached hereto as Exhibit C (the "Stockholders' Agreement") and any other agreement to which the
---------
Company is a party the execution and delivery of which is contemplated hereby (the "Ancillary Agreements"), to issue and sell the Series C Preferred Stock and the Common Stock issuable upon conversion thereof, and to carry out the provisions of this Agreement, the Investors' Rights Agreement, the Stockholders' Agreement, the Restated Certificate and any Ancillary Agreements. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, prospects or financial condition.

          4.2  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors, and stockholders necessary for the authorization, execution and delivery of this Agreement, the Investors' Rights Agreement, the Stockholders' Agreement and any Ancillary Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, issuance (or reservation for issuance), sale, and delivery of the Series C Preferred Stock being sold hereunder and the Common Stock issuable upon conversion thereof has been taken or will be taken prior to the Closing, and this Agreement, the Investors' Rights Agreement, the Stockholders' Agreement and any Ancillary Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, solvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 3

(iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities law.

          4.3  Valid Issuance of Preferred and Common Stock.  The Series C
               ---------------------------------------------
Preferred Stock that is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement, the Stockholders' Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series C Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and the Stockholders' Agreement and under applicable state and federal securities laws.

          4.4  Governmental Consents.  No consent, approval, qualification,
               ----------------------
order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, the offer, sale or issuance of the Series C Preferred Stock by the Company or the issuance of Common Stock upon conversion of the Series C Preferred Stock, except
(i) the filing of the Restated Certificate with the Secretary of State of the State of Delaware, and (ii) such filings as have been made prior to the Closing, except that any notices of sale required to be filed with the Securities and Exchange Commission (the "SEC") under Regulation D of the Securities Act of 1933, as amended (the "1933 Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

          4.5  Capitalization and Voting Rights.  The authorized capital of the
               ---------------------------------
Company consists, or will consist prior to the Closing, of:

               (i)   Preferred Stock. 10,282,883 shares of Preferred Stock, par
                     ----------------
value $0.001 (the "Preferred Stock), of which 4,306,883 shares have been designated Series A Convertible Preferred Stock ("Series A Preferred Stock"), all of which are issued and outstanding, 2,101,000 shares have been designated Series B

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 4

Convertible Preferred Stock ("Series B Preferred Stock"), of which 2,099,123 shares are issued and outstanding and 3,875,000 shares have been designated Series C Convertible Preferred Stock ("Series C Preferred Stock"), up to all of which will be sold pursuant to this Agreement. The rights, privileges and preferences of the Series A, Series B and Series C Preferred Stock will be as stated in the Restated Certificate.

               (ii)  Common Stock 21,592,117 shares of common stock (Common
                     ------------
Stock), par value $0.001 of which 6,351,208 shares are issued and outstanding.

               (iii) The outstanding shares of Series A and Series B Preferred Stock and Common Stock are owned by the stockholders and in the numbers specified in Exhibit D hereto.
             ---------

               (iv) The outstanding shares of Series A and Series B Preferred Stock and Common Stock have been issued in accordance with the registration or qualification provisions of the 1933 Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

               (v) Except for (A) the conversion privileges of the Series A, Series B and Series C Preferred Stock, (B) the rights provided in Section 2.4 of the Investors' Rights Agreement, and (C) currently outstanding options to purchase 1,213,075 shares of Common Stock granted to employees pursuant to the Company's 1995 Stock Option Plan (the "Option Plan), there are not outstanding any options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the aforementioned options, the Company has reserved an additional 1,307,050 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Option Plan. The Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

          4.6  Subsidiaries.  The Company does not own or control, directly or
               -------------
indirectly, any interest in any other corporation, association, or other business entity.

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 5

The Company is not a participant in any joint venture, partnership, or similar arrangement.

          4.7  Agreements; Action.
               -------------------

               (a) Except for agreements explicitly contemplated hereby, by the Investors' Rights Agreement, the Stockholders' Agreement, any Ancillary Agreements, and that certain Stockholders' Agreement dated April 18, 1995 among the Company, the Series A Preferred Stockholders and the other parties named therein and Amendment No. 1 thereto dated as of February 20, 1996, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

               (b) The Company does not have any contract, agreement, lease, commitment or proposed transaction, written or oral, absolute or contingent, other than (i) contracts for the purchase of supplies and services that were entered into in the ordinary course of business and that do not involve more than $50,000, and do not extend for more than one (1) year beyond the date hereof, (ii) sales contracts entered into in the ordinary course of business, and (iii) contracts terminable at will by the Company on no more than thirty
(30) days notice without cost or liability to the Company and that do not involve any employment or consulting arrangement and are not material to the conduct of the Company's business. For the purpose of this Section, employment and consulting contracts and contracts with labor unions, and license agreements and any other agreements relating to the acquisition or disposition of the Company's technology, shall not be considered to be contracts entered into in the ordinary course of business.

               (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $50,000, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $150,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 6

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          4.8  Related-Party Transactions.  No employee, officer, or director
               --------------------------
of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. To the best of the Company's knowledge, no officer or director or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company.

          4.9  Registration Rights.  Except as provided in the Investors' Rights
               --------------------
Agreement, the Company is not obligated to register under the 1933 Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

          4.10 Permits.  The Company has all franchises, permits, licenses, and
               --------
any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          4.11 Compliance with Other Instruments.  The Company is not in
               ---------------------------------
violation or default in any material respect of any provision of its Restated Certificate or Bylaws or in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound or, to

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 7

the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company. The execution, delivery and performance by the Company of this Agreement, the Investors' Rights Agreement, the Stockholders' Agreement and any Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

          4.12 Litigation. There is no action, suit, proceeding or investigation
               ----------
pending or currently threatened against the Company that questions the validity of this Agreement, the Investors' Rights Agreement, the Stockholders' Agreement or any Ancillary Agreements or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, business, properties, prospects or financial condition of the Company or in any material change in the current equity ownership of the Company. The foregoing includes, without limitation, any action, suit, proceeding, or investigation pending or currently threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, their obligations under any agreements with prior employers, or negotiations by the Company with potential backers of, or investors in, the Company or its proposed business. The Company is not a party to or, to the best of its knowledge, named in any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding by the Company currently pending or that the Company currently intends to initiate.

          4.13 Returns and Complaints.  The Company has received no
               ----------------------
customer complaints concerning alleged defects in the design of its products that, if true, would materially adversely affect the operations or financial condition of the Company.

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 8

          4.14 Disclosure.  The Company has provided each Investor with all the
               -----------
information reasonably available to it without undue expense that such Investor has requested for deciding whether to purchase the Series C Preferred Stock and all information which the Company believes is reasonably necessary to enable such Investor to make such decision. To the best of the Company's knowledge after reasonable investigation neither this Agreement nor any other written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          4.15 Offering.  Subject in part to the truth and accuracy of each
               --------
Investor's representations set forth in this Agreement, the offer, sale and issuance of the Series C Preferred Stock and Common Stock issuable upon the conversion thereof as contemplated by this Agreement are exempt from the registration requirements of the 1933 Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

          4.16 Title to Property and Assets; Leases.  Except (a) as reflected
               -------------------------------------
in the Financial Statements (defined in Section 2.17), (b) for liens for current taxes not yet delinquent, (c) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (d) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation, or
(e) for minor defects in title, none of which, individually or in the aggregate materially interferes with the use of such property, the Company owns its property and assets free and clear of all mortgages, liens, claims and encumbrances. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses
(a)-(e) above.

          4.17 Financial Statements.  The Company has delivered to each Investor
               ---------------------
its audited financial statements (balance sheet and profit and loss statement, statement of shareholders' equity and statement of changes in financial position) for the fiscal year ended December 31, 1995 (the "Audited Financials") and unaudited financial statements for the six-month period ended June 30, 1996 and the nine-month period ended September 30, 1996 (collectively, the "Unaudited Financials").

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 9

The Audited Financials and Unaudited Financials are collectively referenced as the "Financial Statements". The Financial Statements have been prepared in accordance with generally accepted accounting principles (GAAP) applied on a consistent basis throughout the periods indicated and with each other, except that the Unaudited Financials may not contain all footnotes required by GAAP. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of the Unaudited Financials to normal year-end audit adjustments which are neither individually nor in the aggregate material. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 1996 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

          4.18 Changes.  To the best of the Company's knowledge, since September
               --------
30, 1996, there has not been:

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 10

               (a) Any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

               (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

               (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (e) any material change to a material contract or arrangement by which the Company or any of its assets is bound or subject, except any such change made in the ordinary course of business;

               (f) any material change in any compensation arrangement or agreement with any employee, officer, director, or stockholder;

               (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

               (h) any resignation or termination of employment of any key officer of the Company, and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

               (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company,

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 11

               (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

               (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

               (l) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

               (m) to the best of the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted); or

               (n) any agreement or commitment by the Company to do any of the things described in this Section 2.18.

          4.19 Patents and Trademarks.  To the best of its knowledge (but
               ----------------------
without having conducted any special investigation or patent search) the Company owns or possesses sufficient legal rights to all patents, trademarks, servicemarks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. The Schedule of Exceptions contains a complete list of patents and pending patent applications of the Company. Except for agreements with its own employees or consultants, substantially in the form referenced in Section
2.22 below, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 12

any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of it employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

          4.20 Manufacturing and Marketing Rights.  The Company has not granted
               -----------------------------------
rights to manufacture, produce, assemble, license, market, or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market, or sell its products.

          4.21 Labor Agreements and Actions.  To the best knowledge of the
               -----------------------------
Company, there is no strike, or labor dispute or union organization activities pending or threatened between it and its employees. To the best knowledge of the Company, none of the Company's employees belongs to any union or collective bargaining unit. To the best of its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment. To the best of the Company's knowledge, no employee of the Company is or will be in violation of any judgment, decree or order, or any term of any employment contract, patent disclosure agreement or other contract or agreement relating to the relationship of any such employee with the Company or any other party because of the nature of the business conducted or to be conducted by the Company or to the utilization by the employee of his best efforts with respect to such business. The Company is not party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page

agreement. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

          4.22 Proprietary Information and Inventions Agreements. Each Employee,
               --------------------------------------------------
officer and consultant of the Company has executed a Proprietary Information and Inventions Agreement substantially in the form or forms that have been made available to each Investor's counsel.

          4.23 Tax Returns, Payments, and Elections.  The Company has filed all
               -------------------------------------
tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 341(f) of Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the business, properties, prospects or financial condition of the Company. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 14

          4.24 Insurance.  The Company has in full force and effect fire and
               ----------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company has in full force and effect term life insurance, payable to the Company, on the life of Mr. Stratton Sclavos in the amount of $1,000,000. The Company has in full force and effect products liability insurance in amounts customary for companies similarly situated.

          4.25 Environmental and Safety Laws.  To the best of its knowledge, the
               ------------------------------
Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

          4.26 Forfeiture.  No stockholders of the Company have purchased any
               -----------
shares of the Company's capital stock subject to a risk of forfeiture.

          4.27 Minute Books.  The copy of the minute books of the Company made
               ------------
available to each Investor's counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the time of incorporation and reflect all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

     5.   Representations, Warranties and Covenants of the Investors.
          ----------------------------------------------------------

          5.1  Representations and Warranties.  Each Investor hereby severally
               -------------------------------
and not jointly represents and warrants to the Company, with respect to such Investor's purchase of Series C Preferred Stock that:

               (a)  Authorization. It has full power and authority to enter into
                    --------------
this Agreement and that this Agreement constitutes a valid and legally binding obligation of such Investor.

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 15

               (b)  Purchase Entirely for Own Account. This Agreement is made
                    ---------------------------------
with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series C Preferred Stock to be purchased by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Stock") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock.

               (c)  Reliance Upon Investor's Representations. It understands
                    -----------------------------------------
that the Series C Preferred Stock is not, and any Common Stock acquired on conversion thereof at the time of issuance may not be, registered under the 1933 Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investor's representations set forth herein. Each Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, such Investor has in mind merely acquiring shares of the Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Investor has no such intention.

               (d)  Receipt of Information.  It believes it has received all the
                    -----------------------
information it considers necessary or appropriate for deciding whether to purchase the Series C Preferred Stock. Each Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series C Preferred Stock and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 16

          (e)  Investment Experience. Each Investor is an investor in securities
               ----------------------
of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series C Preferred Stock. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Series C Preferred Stock.

          (f)  Accredited Investor.  Each Investor is an "accredited investor"
               -------------------
within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

          (g)  Restricted Securities. It understands that the shares of Series C
               ----------------------
Preferred Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, each Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          5.2  Covenants.  Each Investor hereby covenants as follows:
               ----------

               (a)  Legends. To the extent applicable, each certificate or other
                    --------
document evidencing any of the Series C Preferred Stock or any Common Stock issued upon conversion thereof shall be endorsed with the legends set forth below, and each Investor covenants that, except to the extent such restrictions are waived by the Company, such Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

                    (i) "The shares represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, assigned, pledged, or hypothecated absent an effective registration thereof under such Act or compliance with Rule 144 promulgated under such Act, or unless the Company has received an opinion of counsel, satisfactory to the Company and its counsel, that such registration is not required."

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 17

                    (ii) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations or Sections 417 and 418 of the California Corporations Code.

               (b)  Further Limitations on Disposition. Without in any way
                    ----------------------------------
limiting the representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Series C Preferred Stock or any Common Stock issuable upon the conversion thereof unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3.2(b), provided and to the extent such section is then applicable, the Investors' Rights Agreement, the Stockholders' Agreement and any applicable Ancillary Agreements and:

                    (i) There is then in effect a Registration Statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or


                    (ii) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

     Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants or ancestors of such partner or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder.

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 18

               (c) Nothing in this Agreement prohibits a party from selling, assigning, transferring or pledging shares of Series C Preferred Stock or Common Stock to an affiliate of such party whether foreign, domestic or otherwise, provided that Section 3.2(b) is satisfied.

     6.   California Commissioner of Corporations.
          ----------------------------------------

          6.1  Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE
               -------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     7.   Conditions of Investor's Obligations at Closing.  The obligations
          -----------------------------------------------
of each Investor under Section 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

          7.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          7.2  Performance.  The Company shall have performed and complied with
               ------------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          7.3  Compliance Certificate.  The President of the Company shall
               -----------------------
deliver to each Investor at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there shall have been no adverse change in the business, affairs, operations, properties, assets or condition of the Company since the date of its Financial Statements.

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 19

          7.4  Qualifications.  All authorizations, approvals, or permits, if
               ---------------
if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          7.5  Opinion of Company Counsel.  Each Investor shall have received
               ---------------------------
from Tomlinson Zisko Morosoli & Maser LLP, counsel for the Company, an opinion, dated the date of the Closing, substantially in the form attached hereto as Exhibit E.

          7.6  Investors' Rights Agreement.  The Company and each Investor shall
               ----------------------------
have entered into the Amended and Restated Investors' Rights Agreement in the form attached hereto as Exhibit B.
                        ----------

          7.7  Stockholders' Agreement.  The Company, each Investor and
               ------------------------
two-thirds (2/3) in interest of the signatories to that certain Stockholders' Agreement dated April 18, 1995, as amended February 20, 1996, shall have entered into an Amendment No. 2 to Stockholders' Agreement in the form attached hereto as Exhibit C.
   ----------

     8.   Conditions of the Company's Obligations at Closing.  The obligations
          ---------------------------------------------------
of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by such
Investor:

          8.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          8.2  Payment of Purchase Price.  Each Investor shall have delivered
               --------------------------
the purchase price specified in Section 1.1(b).

          8.3  Qualifications.  All authorizations, approvals, or permits, if
               ---------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Series C

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 20

Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     9.   Miscellaneous.
          --------------

          9.1  Entire Agreement.  This Agreement and the documents referred to
               -----------------
herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

          9.2  Survival of Warranties.  The warranties, representations and
               ----------------------
covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          9.3  Successors and Assigns.  Except as otherwise provided herein,
               -----------------------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any shares of Series C Preferred Stock sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          9.4  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California


          9.5  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.6  Titles and Subtitles.  The titles and subtitles used in this
               ---------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 21

          9.7  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified by hand or professional courier service or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          9.8  Finder's Fee.  Except as set forth in this Section 7.8, each
               ------------
party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Company has engaged Morgan Stanley & Co. Incorporated to provide advice and assistance in connection with the private placement of the Series C Preferred Stock. Each Investor severally and not jointly agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          9.9  Expenses.  Irrespective of whether the Closing is effected,
               ---------
the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

          9.10 Attorneys' Fees. If any action at law or in equity is necessary
               ---------------
to enforce or interpret the terms of this Agreement, the Investors' Rights Agreement, the Stockholders' Agreement or the Restated Certificate, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          9.11 Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 22

with the written consent of the Company and the holders of more than 50% of the Common Stock (that has not been sold to the public) issued or issuable upon conversion of the Series C Preferred Stock. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

          9.12 Severability.  If one or more provisions of this Agreement are
               -------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          9.13 Aggregation of Stock.  All shares of the Series C Preferred Stock
               ---------------------
held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 23










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                                      23

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 24

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 25


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:                      VERISIGN, INC., a Delaware corporation

                              By: /s/ Stratton Sclavos
                                 -------------------------------------------
                                    Stratton Sclavos, President

                              Address:  2593 Coast Avenue
                                        Mountain View, CA 94043

INVESTORS:                    CISCO SYSTEMS, INC.


                              By: /s/ Cisco Systems, Inc.
                                 -------------------------------------------

                              Name:     ____________________________________

                              Title:    ____________________________________

                              Address:  170 West Tasman Drive
                                        Building J-4
                                        San Jose, CA 95134
                                        Attention: Mike Volpi

                              MICROSOFT CORPORATION


                              By: /s/ Gregory B. Maffei
                                 -------------------------------------------

                              Name:     ____________________________________

                              Title:    VP, Corporate Development; Treasurer
                                        ------------------------------------
                              Address:  One Microsoft Way
                                        Redmond, WA  98052-6399
                                        Attn: Robert A. Eshelman
                                             -------------------------------

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 26



INVESTORS (CONTINUED)         COMCAST INVESTMENT HOLDINGS, INC.


                              By: /s/ Arthur R. Block
                                 -------------------------------------------

                              Name:     ____________________________________

                              Title:     Vice President
                                        ------------------------------------

                              Address:  1500 Market Street
                                        Philadelphia, PA 19102
                                        Attn: General Counsel

                              VENTURE FUND I, LP



                              By: /s Neal Douglas
                                 -------------------------------------------

                              Name:     ____________________________________

                              Title:     General Partner
                                        ------------------------------------

                              Address:  c/o AT&T Ventures
                                        3000 Sand Hill Road, Bldg. 4,
                                        Suite 235
                                        Menlo Park, CA  94025
                                        Attn: Neal Douglas

INVESTORS (CONTINUED)         INTUIT INC.


                              By: /s/ James Heeger
                                 -------------------------------------------

                              Name:     ____________________________________

                              Title:         SVP/CEO
                                        ------------------------------------

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 27

                              Address:  2535 Garcia Avenue
                                        P. O. Box 7850
                                        Mountain View, CA  94039-7850
                                        Attn:  General Counsel

                              REUTERS NEWMEDIA INC.


                              By: /s/ Reuters Newmedia
                                 -------------------------------------------

                              Name:     ____________________________________

                              Title:    ____________________________________

                              Address:  c/o Reuters America Holdings
                                        1700 Broadway
                                        New York, NY  10019
                                        Attn:  Devin Wenig, Legal Dept.

                              FIRST DATA CORPORATION


                              By: /s/ Scott Loftesness
                                 -------------------------------------------

                              Name:     Scott Loftesness
                                        ------------------------------------

                              Title:    Executive Vice President - EFS
                                        ------------------------------------

                              Address:   700 Hanson Way
                                        ------------------------------------
                                         Palo Alto, CA 94304
                                        ------------------------------------
                                        ____________________________________

INVESTORS (CONTINUED)         SOFTBANK VENTURES, INC.


                              By: /s/ Softbank Ventures
                                 -------------------------------------------
                              Name: Yoshitaka Kitao

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 28

                              Title:    President

                              Address:  24-1 Nihonbashi-Hakozakicho
                                        Chuo-ku, Tokyo 103
                                        Japan

                              MERRILL LYNCH GROUP, INC.


                              By: /s/ Theresa Lang
                                 -------------------------------------------

                              Name:     ____________________________________

                              Title:      President
                                        ------------------------------------

                              Address:  Merrill Lynch & Co., Inc.
                                        World Financial Center
                                        North Tower
                                        280 Vesey Street
                                        New York, NY 10281-1334
                                        Attn: Andrea Lowenthal, EsQ.

INVESTORS (CONTINUED)         AMERINDO TECHNOLOGY GROWTH FUND II

                              By: /s/ Alberto Vilar
                                 -------------------------------------------

                              Name:     ____________________________________

                              Title:     Director
                                        ------------------------------------

                              Address:  c/o Amerindo Investment Advisors
                                        399 Park Avenue, 18th Floor
                                        New York, NY  10022

                              ATTRACTOR L.P.


                              By: /s/ Harvey Allison
                                 -------------------------------------------

VeriSign, Inc. Series C
Preferred Stock Purchase Agreement
Page 29

                              Name:      Harvey Allison
                                        ------------------------------------

                              Title:    ____________________________________

                              Address:  2730 Sand Hill Road, Suite 280
                                        Menlo Park, CA  94025
                                        Attn: Harvey Allison

                              CHANCELLOR LGT ASSET MANAGEMENT


                              By: /s/ Joan De Santis
                                 -------------------------------------------

                              Name:     ____________________________________

                              Title:     Nominee Partner
                                        ------------------------------------

                              Address:  1166 Avenue of the Americas
                                        New York, NY  10036
                                        Attn: Alessandro Piol

INVESTORS (CONTINUED)         GEMPLUS

                              By: /s/  Mark Lassus
                                 -------------------------------------------

                              Name:     ____________________________________

                              Title:     President and CEO
                                        ------------------------------------

                              Address:  Parc D'Activities De Gemenos
                                        13881 Gemenos
                                        France
                                        Attn: Marc Lassus

                                  SCHEDULE A
                                  ----------

                             Schedule of Investors
                             ---------------------

                                          Number                     Purchase
Name                                     of Shares                    Price
----                                     ---------                --------------
Cisco Systems, Inc.                        812,500                $6,500,000.00
Microsoft Corporation                      812,500                 6,500,000.00
Venture Fund I, LP                         250,000                 2,000,000.00
COMCAST Investment Holdings, Inc.          250,000                 2,000,000.00
First Data Corporation                     250,000                 2,000,000.00
Intuit Inc.                                250,000                 2,000,000.00
Reuters NewMedia Inc.                      250,000                 2,000,000.00
SOFTBANK Ventures, Inc.                    250,000                 2,000,000.00
Merrill Lynch & Co., Inc.                  250,000                 2,000,000.00
Amerindo Technology Growth Fund II          62,500                   500,000.00
Attractor L.P.                              62,500                   500,000.00
Chancellor LGT Asset Management             62,500                   500,000.00
                                         ---------                --------------
                TOTAL:                   3,562,500               $28,500,000.00


                                   EXHIBIT D
                                   ---------

                           Schedule of Stockholders
                           ------------------------



Series A Preferred Stockholders                                    No. of Shares
-------------------------------                                    -------------

Ameritech Development Corporation                                       425,000

Bessemer Venture Partners DCI                                           850,000

First TZMM Investment Partnership                                        23,550

Fischer Security Corporation                                            425,000

GC&H Investments                                                         33,333

Intel Corporation                                                       850,000

Mitsubishi Corporation                                                  425,000

Security Dynamics Technologies, Inc.                                    425,000

Visa International Service Association                                  850,000
                                                                      ---------
                        TOTAL:                                        4,306,883

Series B Preferred Stockholders                                   No. of Shares
-------------------------------                                   -------------

Kleiner Perkins Caufield & Byers VII                                  1,153,207

KPCB VII Founders Fund                                                  125,947

KPCB Information Science Zaibatsu Fund III                               32,799

Bessemer Venture Partners DCI                                           187,819

Mitsubishi Corporation                                                   72,026

Security Dynamics Technologies, Inc.                                     72,026

Intel Corporation                                                       144,052

Ameritech Development Corporation                                        72,026

GC&H Investments                                                          5,589

Visa International Service Association                                  144,052

Fischer Security Corporation L.L.C.                                      72,026

First TZMM Investment Partnership                                        17,554
                                                                      ---------
                        TOTAL:                                        2,099,123

Common Stockholders                                                No. of Shares
-------------------                                                -------------

The Allison A. Zisko 1996 Trust                                          10,000

Webster Augustine                                                        55,000

Michael Baum                                                            125,000

Bessemer Venture Partners DCI                                           258,333

D. James Bidzos                                                         125,000

Lynette Covington                                                         2,000

Ethel Daly                                                              140,000

Cheryl Erickson                                                           2,000

Dana L. Evan                                                            135,000

Joni F. Harris                                                            1,000

Hart Enterprises, LLC                                                       500

Interim Services, Inc.                                                    2,500

The Joy E. Tomlinson 1996 Trust                                           5,000

Kairdos L.L.C.                                                          100,000

Betty J. Kinser                                                          12,000

Lisa Kleissner                                                            1,000

Peter Landrock                                                            6,000

Lynn McNulty                                                              1,000

Ram A. Moskovitz                                                            625

The Natalie L. Zisko 1996 Trust                                          10,000

Jason Paul                                                                6,250

Ronald Rivest                                                           125,000

RSA Data Security, Inc.                                               4,000,000

Arn Schaeffer                                                           142,000

Stratton Sclavos                                                        616,000

The Tucker Tomlinson 1996 Trust                                           5,000

TZM Investment Fund                                                      50,000

Richard Yanovitch                                                       290,000

George Ziemba                                                           125,000
                                                                      ---------
                        TOTAL:                                        6,351,208